SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-01                  01-0625269
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-h

On August 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-h, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-h relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        151,130,632.73    5.369000%    24,882,129.93    667,973.28   25,550,103.21       0.00   8,210.36
                        A2            354,313.40    0.000000%        82,360.88          0.00       82,360.88       0.00       0.00
Residual                AR                  0.00    5.369000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,393,813.66    5.369000%       508,582.35     28,259.64      536,841.98       0.00     347.35
                        B2          2,511,334.71    5.369000%       199,758.79     11,099.70      210,858.49       0.00     136.43
                        B3          1,826,913.52    5.369000%       145,317.96      8,074.67      153,392.63       0.00      99.25
                        B4            684,421.19    5.369000%        54,440.83      3,025.03       57,465.86       0.00      37.18
                        B5            913,840.40    5.369000%        72,689.50      4,039.03       76,728.53       0.00      49.65
                        B6            685,241.05    5.369000%        54,505.97      3,028.66       57,534.62       0.00      37.23
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        164,500,510.65     -           25,999,786.21    725,499.99   26,725,286.21     -        8,917.45
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        126,248,502.80          8,210.36
                                A2            271,952.52              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,885,231.32            347.35
                                B2          2,311,575.91            136.43
                                B3          1,681,595.56             99.25
                                B4            629,980.36             37.18
                                B5            841,150.91             49.65
                                B6            630,735.08             37.23
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        138,500,724.44          8,917.45
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    151,130,632.73     5.369000% 06050HCN6    43.092431      1.156838    218.645065
                           A2        354,313.40     0.000000% 06050HCP1   104.269366      0.000000    344.293501
Residual                   AR              0.00     5.369000% 06050HCQ9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,393,813.66     5.369000% 06050HCR7    61.032323      3.391292    706.256008
                           B2      2,511,334.71     5.369000% 06050HCS5    61.032323      3.391292    706.256008
                           B3      1,826,913.52     5.369000% 06050HCT3    61.032323      3.391292    706.256008
                           B4        684,421.19     5.369000% 06050HCU0    61.032323      3.391292    706.256008
                           B5        913,840.40     5.369000% 06050HCV8    61.032323      3.391292    706.256008
                           B6        685,241.05     5.369000% 06050HCW6    61.032277      3.391294    706.256570
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     164,500,510.65       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       138,500,723.81   138,500,723.81
Loan count                    299              299
Avg loan rate           6.042409%             6.04
Prepay amount       25,803,433.93    25,803,433.93

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        50,299.07        50,299.07
Sub servicer fees            0.00             0.00
Trustee fees               411.25           411.25


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       2,298,577.53     2,298,577.53


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.671059%           100.000000%            151,484,946.13
   -----------------------------------------------------------------------------
   Junior            7.328941%             0.000000%             11,980,269.13
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                 1,105,024.18
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                 1,105,024.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           26,725,286.21         26,725,286.21
Principal remittance amount           25,999,786.21         25,999,786.21
Interest remittance amount               725,499.99            725,499.99